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                                                                    EXHIBIT 23.3

                                    CONSENT

  We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1 to be filed by Bionx Implants, Inc. with the Securities and Exchange Commission.

                                          KENYON & KENYON

                                                    /s/ Richard Mayer
                                          By: _________________________________

Dated: April 21, 1997